UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2010
Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (970) 259-0554
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
The Company has issued a press release announcing the launch of a new franchise concept and creation of a wholly owned subsidiary, Aspen Leaf Yogurt, Inc. The Company has elected to file the press release as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Item	Exhibit

99.1	Press Release dated October 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
Date: October 5, 2010	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer,
Chief Financial Officer, Treasurer and Director

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release, dated October 5, 2010